                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ______________



Date of Report (Date of earliest event reported):  September 7, 1999



                              CuraGen Corporation
            (Exact name of registrant as specified in its charter)


          Delaware                   0-23223               06-1331400
     ------------------          ----------------       ----------------
      (State or other              (Commission           (IRS Employer
      jurisdiction of              File Number)        Identification No.)
      incorporation)


                       555 Long Wharf Drive, 11th Floor
                         New Haven, Connecticut 06511
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330

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                               Page 1 of 6 pages

ITEM 5.   OTHER EVENTS.

     On September 8, 1999, the Registrant publicly disseminated a press release announcing that the Registrant entered into a definitive agreement for the sale of 1,500,000 shares of the Registrant's common stock, at a purchase price of $10.00 per share, in a private placement to funds managed by Pequot Capital Management, Inc. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits.

     99.1     The Registrant's Press Release dated September 8, 1999.

                               Page 2 of 6 pages

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CURAGEN CORPORATION
                                         (Registrant)



Date: September 8, 1999                  /s/ David M. Wurzer
                                         --------------------------------
                                         David M. Wurzer
                                         Executive Vice President, Treasurer and
                                         Chief Financial Officer

                               Page 3 of 6 pages

                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                        Sequential
Number              Description                                Page Number
-------             -----------                                -----------

99.1                The Registrant's Press Release                  5
                    dated September 8, 1999.

                               Page 4 of 6 pages